023846

NUMBER

CCM

Southwestern Energy Company

SHARES

COMMON STOCK
PAR VALUE $0.01 PER SHARE

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN BOSTON MA OR JERSEY CITY, NJ

CUSIP 845467 10 9

THIS CERTIFIES THAT

SEE REVERSE FOR STATEMENTS RELATING TO RIGHTS, PREFERENCES, AND RESTRICTIONS, IF ANY.

SPECIMEN

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

Southwestern Energy Company, a Delaware corporation, and transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be affixed hereon.

Dated

COUNTERSIGNED AND REGISTERED:
Computershare Trust Company, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

SOUTHWESTERN ENERGY COMPANY CORPORATE SEAL 2006 DELAWARE

SECRETARY

PRESIDENT AND CEO

AMERICAN BANK NOTE COMPANY.

SOUTHWESTERN ENERGY COMPANY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ____________ Custodian ____________ under Uniform Gifts to Minors Act ____________
(Cust) (Minor) (State)

UNIF TRF MIN ACT– ____________ Custodian (until age ____________) ____________ under Uniform Transfers to Minors Act ____________
(Cust) (Minor) (State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *shares*

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

X ______________________________
(SIGNATURE)

NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

X ______________________________
(SIGNATURE)

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Southwestern Energy Company and Computershare Trust Company, N.A. (formerly First Chicago Trust Company of New York) dated as of May 5, 1989, as amended by the Amended and Restated Rights Agreement dated as of April 12, 1999 and as it may from time to time be further supplemented or amended pursuant to its terms (the "Rights Agreement"), the terms of which are hereby incorporated by reference and a copy of which is on file at the principal executive offices of Southwestern Energy Company. Under certain circumstances as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Southwestern Energy Company will mail to the registered holder of this certificate a copy of the Rights Agreement without charge within ten business days after receipt of a written request therefor. Under certain circumstances provided for in the Rights Agreement, Rights issued to, or beneficially owned by any Person who is an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) or any subsequent holder of such Rights shall become null and void

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: